Exhibit 10.1

EVEREST RE GROUP, LTD.

2009 STOCK OPTION AND RESTRICTED STOCK PLAN

FOR NON-EMPLOYEE DIRECTORS

1.

Purpose of the Plan. The purpose of the Everest Re Group, Ltd. 2009 Stock Option and Restricted Stock Plan for Non-Employee Directors (the “Plan”) is to aid Everest Re Group, Ltd., a Bermuda company (the “Company”) and its shareholders by enhancing the Company’s ability to have experienced and knowledgeable persons who are not employees of the Company or any of its Subsidiaries or affiliates become and remain members of the Board of Directors (the “Board”) of the Company and to provide to such persons the benefits of the incentive inherent in common stock ownership.

2.

Stock Subject to Plan. The stock which may be issued and sold under the Plan shall be the common shares (par value $.01 per share) of the Company, or any security of the Company issued in substitution, exchange or in lieu thereof (“hereinafter “Common Stock”), of a total number not exceeding 37,439 shares, which were available for issuance but not issued under the 1995 Stock Option Plan for Non-Employee Directors, subject to adjustment as provided in Section 10. The Common Stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its Subsidiaries, including shares purchased in the open market or in private transactions. Each stock option granted pursuant to the Plan is referred to herein as an “Option.” Each share of Common Stock granted pursuant to the Plan which is subject to a substantial risk of forfeiture or other restrictions is referred to herein as ”Restricted Stock” (such Options and Restricted Stock collectively referred to herein as “Award” or “Awards”). In the event that Options granted under the Plan terminate or expire without being exercised, or that any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or that the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, then such shares shall be deemed to have not been delivered for purposes of determining the maximum number of shares of Common Stock available for the grant of Awards under the Plan, and such shares shall be available for the grant of Awards under the Plan.

3.

Eligibility. Each member of the Board who first becomes a director of the Company after the Effective Date of the Plan shall be eligible to receive an Award in accordance with the terms of the Plan, provided he or she, as of the date of a granting of an Award, (i) is not an Employee of the Company or any of its Subsidiaries, and (ii) is otherwise not eligible for selection to participate in any plan of the Company or any of its Subsidiaries that entitles the Participant therein to acquire securities or derivatives securities of the Company (an “Eligible Director”). “Employee” means officers and employees of the Company or a Subsidiary, and excludes directors who are not also officers or employees of the Company or a Subsidiary. Each member of the Board who receives an Award hereunder is referred to herein as a “Participant”. “Subsidiary” means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation’s common equity.

4.	Option or Restricted Share Grants.

(a)

Each person who first becomes an Eligible Director of the Company shall, on the date on which he or she is first elected to the Board, by reason of an election and without further action by the Board, be granted as of the close of business on said date, an Award consisting of Restricted Stock, an Option, or some combination thereof, in the manner and subject to the terms and conditions herein provided. To the extent such number of shares remain available for such purpose hereunder, the total number of shares of the Common Stock of the Company subject to such Award shall be equal to $50,000 divided by the Market Price of the Common Stock on said date (provided that, if the number of shares so calculated includes a fractional share, such number shall be rounded down to the next lower whole number). In the event that the number of shares available for grants under the Plan is insufficient to make all grants hereby specified on the applicable date, then all those who become entitled to a grant on such date shall share ratably in the number of shares then available for grant under the Plan. The Compensation Committee, as described in Section 11, shall determine the allocation of Awards as between Restricted Stock and Option components.

(b)

It is understood that the Committee may, at any time and from time to time after the granting of an Award hereunder, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

5.

Terms and Conditions of Awards.         Each Award granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan (“Award Agreement”) and shall comply with the following terms and conditions:

           (a) All Awards

1)

An Award Agreement shall be prepared by the Company and delivered to the director as soon as practicable following the date on which the Award is granted. The Award Agreement shall not be a precondition to the granting of an Award; however, no person shall have any rights under any Award granted under the Plan unless and until the Participant to whom such Award shall have been granted shall have executed and delivered to the Company an Award Agreement. A fully executed original of the Award Agreement shall be provided to both the Company and the Participant. By executing an Award Agreement, a Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Board, the Committee or its delegates.

2)

Consistent with the terms of the Plan set forth herein, the Award Agreement shall contain a provision describing the treatment of an Award in the event of the death, disability or other termination of a director’s service with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances. Participants who terminate service prior to the satisfaction of applicable conditions and restrictions associated with their Award may be entitled to such Award, as and to the extent determined by the Committee.

3)

The Award Agreement shall contain a provision that a Participant shall have no rights as a shareholder with respect to any Common Stock covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 10 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

4)

Options while vested or unvested, and Restricted Stock, while unvested, shall not be assignable or transferable by the director otherwise than by will or the laws of descent and distribution, and shall be exercisable during the director’s lifetime only by the director or his or her guardian or legal representative.

5)	An Award Agreement may include such other terms as the Committee may determine as necessary and appropriate to effectuate an Award to the director.

(b) Option Awards

1)

All Options shall be nonstatutory stock options not intended to qualify as stock options entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2)

The Option exercise price shall be the fair market value of the Common Stock on the date the Option is granted (the “Market Price”), which shall be the average of the highest and lowest sale prices of the Common Stock on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape (or such other exchange, if any, on which the Common Stock is traded) or, if no sale of the Common Stock is reported for such date, on the next day for which there is a reported sale. In no event shall the fair market value be less than the prevailing par value of a Common Stock to be issued under the Plan.

3)	Each Option shall be subject to the following restrictions on exercise:

(i)

The Option is not immediately exercisable. Except in the event of the Participant’s death, an Option shall not be exercisable, in whole or in part, prior to the expiration of one (1) year from the date of grant. In no event shall an Option be exercisable after the expiration of ten years from the date the Option was granted. To the extent that an Option is not exercised within the ten-year period of exercisability, it shall expire as to the then unexercised part.

(ii)	Subject to Sections 5(b)(3(i)) and 7 and 8, Options shall vest in accordance with the following schedule:

(A)

in the event the date of grant of the Option is the annual general meeting of shareholders of the Company, one-half of the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of Section 10) shall become exercisable on the next succeeding annual general meeting of shareholders, and the additional one-half of said initial total number of shares shall become exercisable on the second succeeding annual general meeting of shareholders; or

(B)

in the event the date of grant is a date other than the annual general meeting of shareholders, one-half of the total number of shares of Common Stock covered by the Option (as such number may be adjusted pursuant to the provisions of Section 10) shall become exercisable on the first anniversary date of the grant of the Option, and the additional one-half of said initial total number of shares shall become exercisable on the second succeeding anniversary date of the date of grant.

(iii)

An Option shall not be exercisable with respect to a fractional share or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the Option. If a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the Participant shall not be entitled to exercise the Option with respect to such fractional share.

(iv)

Except as provided in Section 7, an Option shall not be exercisable in whole or in part unless the Participant, at the time the Participant exercises the Option, is, and has been at all times since the date of grant of the Option, an Eligible Director.

(v)

Unless the Option Agreement shall otherwise provide, an Option may only be exercised by delivery of written notice of the exercise to the Company specifying the number of shares to be purchased and by making payment in full for the shares of Common Stock being acquired thereunder at the time of exercise (including applicable withholding taxes, if any); such payment shall be made

(A)	in the United States dollars by check or bank draft, or

(B)

by tendering to the Company Common Stock shares already owned for at least six (6) months by the person exercising the Option, which may include shares received as the result of a prior exercise of an Option, and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the average of the high and low sales prices of a Common Stock share on the date of exercise as reported on the New York Stock Exchange Composite Transactions Tape (or such other exchange, if any, on which the Common Stock is traded), or, if no sale of the Common Stock is reported for such date, on the next preceding day for which there is a reported sale, or

(C)	by a combination of United States dollars and Common Stock shares as aforesaid, or

(D)

in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Common Stock may be issued directly to the Participant’s broker or dealer upon receipt of the purchase price in cash from the broker or dealer.

(vi)

If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares hereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

6.

Restricted Stock.   Restricted Stock is Common Stock that is issued to a director and is subject to a substantial risk of forfeiture, other restriction on transfer, or such other restrictions on incidents of ownership as the Committee may determine, where such restrictions will lapse upon the achievement of one or more goals relating to completion of services by the director or other objectives as may be determined by the Committee. A certificate for the shares of Restricted Stock, which certificate shall be registered in the name of the director, shall bear an appropriate restrictive legend and shall be subject to appropriate stop transfer orders; provided, however, that the certificates representing shares of restricted Stock shall be held in the custody of the Company until the restrictions relating thereto otherwise lapse, and; provided further, that the director shall deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock as soon as practicable following the date of the grant. The period during which Restricted Stock is subject to restrictions may commence prior to the actual transfer of Restricted Stock to the director.

7.

Termination of Service.   An Option shall expire upon the termination, for any reason, of the Participant’s directorship with the Company, and shall not be exercisable following the Participant’s date of termination except as follows:

(a)

If a director’s service as a member of the Board shall be discontinued for any reason after the completion of such director’s initial elected term of office, each unexpired Option held by the Participant shall, to the extent exercisable on such date, remain exercisable, in whole or in part, for a period of three (3) years following such director’s termination of service as a director of the Company.

(b)

Upon termination of service as a director of the Company by reason of death or disability each unexpired Option held by the Participant, or in the case of death, the Participant’s executors, administrators, heirs or distributees, as the case may be, shall become immediately exercisable and shall remain exercisable, in whole or in part, for a period of three (3) years after such termination. Disability shall mean an inability as determined by the Committee to perform duties and services as a director of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period.

In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Participant, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the

Option are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof.

Notwithstanding the foregoing, in no event shall an Option to be exercised after ten (10) years from the date it was granted.

8.	Change in Control.

(a)

Notwithstanding other provisions of the Plan, but subject to Section 7, in the event of a change in control of the Company, in addition to any action authorized by the terms of an Award Agreement, the Board may (i) offer to purchase any outstanding Restricted Stock Award from the director for its fair market value as of the date of the change in control; or (ii) make adjustments or modifications to the outstanding Restricted Stock Awards as the Board deems appropriate to maintain and protect the rights and interests of directors following such change in control, which adjustment or modification may include acceleration of time periods for purposes of vesting, or realizing gain, for any outstanding Restricted Stock Award made pursuant to the Plan. If an Option Award is outstanding on the date of a change in control of the Company, all of the Participant’s then outstanding Options shall immediately become exercisable and each Participant shall have the right within one (1) year after such event to exercise the Option in full notwithstanding any limitation or restriction in any Award Agreement or in the Plan.

(b)	For purposes of this Section 8, a “change in control” shall be deemed to have occurred if:

(i)

A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Company, and such offer is consummated for the ownership of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities.

(ii)

The Company is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than affiliates within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any party to such merger or consolidation).

(iii)	The Company transfers substantially all of its assets to another corporation or entity that is not a wholly owned subsidiary of the Company.

(iv)

Any person (as such term is used in Sections 3(a) (9) and 13 (d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Company.

(v)

As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board immediately before the transaction, cease to constitute at least a majority thereof.

9.	Purchase for Investment.

(a) Except as hereafter provided, the holder of an Option shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares acquired thereunder for such holder’s own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale for distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Act”) which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Act) if the shares being reoffered are registered under the Act and a prospectus in respect thereof is current.

(b) The Company may endorse such legend or legends upon the certificates for shares issued upon exercise of an Option or issued or delivered upon the lapse of restrictions on Restricted Stock granted hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Act.

10.

Adjustment in the Event of Change in Common Stock. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividend, reverse split, subdivision, recapitalization, merger (whether or not the Company is the surviving corporation), consolidation, split-up, combination or exchange of shares, reorganization or liquidation, extraordinary dividend payable in cash or property, and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares of Common Stock subject to outstanding Awards shall be appropriately adjusted by the Board, whose determination shall be conclusive.

The existence of the Plan and Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other capital structure of its business, any merger or consolidation of the Company, any issue or bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or any part of its assets or business, or any other corporate act or proceeding.

11.

Administration. The Plan shall be administered by the Board or a committee thereof (the “Committee”), which shall initially be the full Board. The full Board shall remain as the Committee until such time, and times, as the Board, designates a lesser number of Board members to serve as the Committee, which Committee shall have three or more persons that are “non-employee directors” within the meaning of Rule 16B-3 promulgated under the Exchange Act. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of all Award Agreements. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. In the event of a conflict between the Award Agreement and this Plan, the terms of this Plan shall govern. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except as may expressly provided by statute. Notwithstanding the foregoing, the Compensation Committee of the Board (or, if the Compensation Committee does not consist of three or more persons who constitute “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act, then the Committee described above) shall have the authority to determine the allocation of Awards as between Restricted Stock and Option components as contemplated by Section 4(a). Each of the Committee and the Compensation Committee shall have such additional authority delegated to it by the terms of the Plan or by the Board. The determination of the Committee and the Compensation Committee on matters within such committee’s authority, whether by the terms of the Plan or by delegation of the Board, shall be conclusive and binding on the Company and all other persons. If the Committee or the Compensation Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee or the Compensation Committee.

Except to the extent prohibited by applicable law or the applicable rules of the stock exchange, the Committee may delegate to the officers or employees of the Company and its Subsidiaries the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder, including but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material terms of such Awards. Any such delegation may be revoked by the Committee at any time.

12.	Miscellaneous Provisions.

(a)

Except as expressly provided for in the Plan, no director or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as a contract or give any Eligible Director any right to be retained in the service of the Company as a director or otherwise.

(b)

A director’s rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an director’s death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant in the Plan shall be subject to any obligation or liability of such Participant.

(c)	The expenses of the Plan shall be borne by the Company.

(d)

The Plan shall be unfunded. Neither the Company, the Board, the Committee, nor the Compensation Committee shall be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Award under the Plan and issuance of shares upon exercise of Awards shall be subordinate to the claims of the Company’s general creditors. Proceeds from the sale of shares pursuant to Options however shall constitute general funds of the Company. Neither the Company, a Subsidiary, the Board, the Committee, nor the Compensation Committee shall be deemed to be a trustee of any amounts to be paid under the Plan.

(e)

By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Company, the Board, the Committee or the Compensation Committee.

(f)

A Participant shall have no voting rights or other rights of shareholders with respect to shares which are subject to an Option, nor shall cash dividends accrue or be payable with respect to any such shares. A Participant shall have only those voting rights or other rights of shareholders with respect to shares of Restricted Stock as determined by the Committee and as set forth in the Award Agreement evidencing the grant of Restricted Stock.

(g)

Notwithstanding any other provision of the Plan, the Company shall have no obligation to grant an Award or make any other distribution or take any other action under the Plan unless such grant or action would comply with all applicable laws (including, without limitation, the requirements of the Exchange Act) and the applicable requirements of any securities exchange or similar entity.

13.

Amendment or Discontinuance. The Board may at any time and from time to time in any respect, amend, modify or terminate the Plan; provided, however, that, solely to the extent necessary to comply with Rule 16b-3 or other applicable law (i) the Board may not act more than once every six months to amend the provisions of the Plan relating to the determination of the amount, price or timing of any grant under the Plan; and (ii) the approval of the Company’s shareholders will be required for any amendment that (a) changes the class of persons eligible for the grants, (b) increases (other than as permitted in Section 10 hereof) the maximum number of shares of Common Stock subject to grant under the Plan, as specified in Section 2 hereof, (c) materially increases the benefits accruing to Participants under the Plan, within the meaning of Rule 16b-3. Any such approval shall be by the affirmative vote of the shareholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable Bermuda law and the Memorandum of Association and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any grant theretofore granted without the consent of the Participant or the permitted transferee of the grant.

14.	Limits of Liability.

(a)	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations, if any, created by the Plan and the Participant’s Award Agreement.

(b)

Neither the Company nor any member of the Board, or the Committee or Compensation Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

15.

Effective Date and Duration of the Plan. The Board adopted the Plan subject to the approval of shareholders of the Company at the 2009 Annual General Meeting of its Shareholders on May 13, 2009. The date of such shareholder approval shall be the “Effective Date” of the Plan. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)	upon the adoption of a resolution of the Board terminating the Plan; or

(b)

the date all shares of Common Stock subject to the Plan shall have been purchased (in the case of Options) or all restrictions have lapsed (in the case of Restricted Stock) according to the Plan’s provisions; or

(c)	ten years from the Effective Date of the Plan.

No such termination of this Plan shall affect the rights of any Participant hereunder and all Awards previously granted hereunder shall continue in force and in operation after termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.